Current Assets - Prepayments	12 Months Ended
Jun. 30, 2021
Current Prepayments [Abstract]
Current Assets - Prepayments

Note 16. Current Assets - Prepayments

	June 30, 2021	June 30, 2020
		Restated
	US$	US$
R&D Contract Research Organization	12,551,398	—
Insurance	1,820,059	320,521
Other prepayments	14,698	8,630
Total current prepayments	14,386,155	329,151

The R&D Contract Research Organization prepayment consists of prepayments on the Phase 3 clinical trial for OPT‑302 in order to secure sites across the world and start patient recruitment. These prepayments covered the initial startup of the Phase 3 clinical trials and are expected to be consumed within the next 12 months. The Insurance amount relates to specific Phase 3 Clinical trial insurance in place for various sites around the world covering periods to 2024. The non‑current portion of the prepayments are recorded as non‑current assets. Refer Note 19.